UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2010

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 429-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 16, 2010, SandRidge Energy, Inc. (the “Company”) completed its acquisition of Arena Resources, Inc. (“Arena”) by means of the merger of Steel Subsidiary Corporation, a wholly-owned subsidiary of the Company (“Merger Sub”), with and into Arena. In the merger, each outstanding share of Arena common stock was canceled and converted into the right to receive 4.7771 shares of Company common stock and $4.50 in cash. In the aggregate, the Company expects to issue approximately 191 million shares of its common stock and pay approximately $178 million in cash, as consideration in the merger.

The terms of the merger were described in (i) the Joint Proxy Statement/Prospectus of the Company and Arena (the “Joint Proxy Statement/Prospectus”) included in Amendment No. 1 to the Registration Statement on Form S-4 (Registration No.: 333-166141) filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 30, 2010, as supplemented by the supplement to the Joint Proxy Statement/Prospectus of the Company and Arena filed by the Company with the SEC on June 14, 2010, (ii) the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2010 and (iii) the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2010. A copy of the Agreement and Plan of Merger, dated as of April 3, 2010, among the Company, Merger Sub and Arena, was attached as Annex A to the Joint Proxy Statement/Prospectus and is incorporated herein by reference. A copy of Amendment No. 1, dated as of May 27, 2010, to the Agreement and Plan of Merger, among the Company, Merger Sub and Arena, was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2010, and is incorporated herein by reference. A copy of Amendment No. 2, dated as of June 1, 2010, to the Agreement and Plan of Merger, among the Company, Merger Sub and Arena, was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2010, and is incorporated herein by reference.

On July 16, 2010, the Company and Arena issued a joint press release announcing the completion of the transaction, a copy of which is included herein as Exhibit 99.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the Company’s stockholders held on July 16, 2010, the Company’s stockholders approved (1) the issuance of shares of Company common stock in connection with the merger and (2) the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock and common stock of the Company. The number of votes cast for, against and withheld, and the number of abstentions and broker non-votes, with respect to each of these matters is set forth in the table below.

Matter Voted Upon	Votes For	Votes Against	Abstentions	Broker Non-Votes
Issuance of Shares of Company Common Stock in Connection with the Merger	135,835,263	1,681,201	236,715	-0-
Amendment to the Company’s Certificate of Incorporation	135,247,246	2,269,488	236,445	-0-

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited consolidated financial statements of Arena included in its Annual Report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 30, 2010, were incorporated into the Joint Proxy Statement/Prospectus by reference, and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Arena included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed with the SEC on May 10, 2010, were incorporated into the Joint Proxy Statement/Prospectus by reference, and are incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2009 were included in the Joint Proxy Statement/Prospectus, and are incorporated herein by reference. The unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2010 were included in the supplement to the Joint Proxy Statement/Prospectus, and are incorporated herein by reference. The pro forma financial information as of and for the six months ended June 30, 2010 will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 3, 2010, among the Company, Merger Sub and Arena (attached as Annex A to the Joint Proxy Statement/Prospectus and incorporated herein by reference), as amended by Amendment No. 1, dated as of May 27, 2010, to the Agreement and Plan and Merger, among the Company, Merger Sub and Arena (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2010 and incorporated herein by reference), and by Amendment No. 2, dated as of June 1, 2010, to the Agreement and Plan of Merger, among the Company, Merger Sub and Arena (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2010 and incorporated herein by reference).

Exhibit 23.1	Consent of Hansen, Barnett & Maxwell, P.C., independent auditors for Arena.

Exhibit 99.1	Press release issued jointly by the Company and Arena, dated July 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

July 16, 2010	By:	/S/ DIRK M. VAN DOREN
	Name:	Dirk M. Van Doren
	Title:	Executive Vice President and Chief Financial Officer